Exhibit 10(c)2

Georgia Power Company has requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Georgia Power Company has omitted such portions from this filing and filed them separately with the Securities and Exchange Commission. Such omissions are designated as "[***]."

AMENDMENT NO. 4

TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT

BETWEEN

GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA AND THE CITY OF DALTON,
GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER,
LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS

AND

A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS
CONTRACTOR

FOR
UNITS 3 & 4 AT THE VOGTLE ELECTRIC GENERATING PLANT
SITE

IN WAYNESBORO, GEORGIA

DATED AS OF APRIL 8, 2008

AMENDMENT NO. 4 TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

This AMENDMENT NO. 4 (the "Amendment") TO THE ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated April 8, 2008, as amended (the "Agreement") by and between GEORGIA POWER COMPANY, a Georgia corporation ("GPC"), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to collectively as “Owners”), and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Cranberry Township, Pennsylvania ("Westinghouse"), and STONE & WEBSTER, INC. a Louisiana corporation having a place of business in Charlotte, North Carolina ("Stone & Webster") (hereinafter referred to collectively as "Contractor"), is entered into as of the 2nd day of May 2011.

RECITALS

WHEREAS, Owners and Contractor entered into the Agreement, as of April 8, 2008, to provide for, among other things, the design, engineering, procurement, installation, construction and technical support of start-up and testing of equipment, materials and structures comprising the Facility;

WHEREAS, the Parties agree that it would be beneficial to amend the Agreement to correct, update or clarify certain provisions of the Agreement, the revision of which will not affect the Project Schedule or the Contract Price; and

WHEREAS, the Parties agree that, with the exception of the changes expressly stated herein, this Amendment will not change the terms and conditions of the Agreement.

 NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

1.	Contractor hereby agrees and represents that this Amendment shall not cause, directly or indirectly, any delay in the Project Schedule or any increase in the Contract Price.

2.
Article 1 Definitions. Article 1 is hereby amended to update the definition of “Contractor’s Project Director,” by replacing “Contractor’s Project Director” with “Contractor’s Consortium Project Director,” as follows:

“‘Contractor’s Consortium Project Director’ means the individual whom Contractor designates in writing to administer this Agreement on behalf of Contractor and who shall also serve as Contractor’s Authorized Representative.”

3.	Article 3 Scope of Work, Section 3.5(c) – Key Personnel. Section 3.5(c) is hereby amended to replace “Contractor’s Project Director” with “Contractor’s Consortium Project Director,” as follows:

“Contractor’s Consortium Project Director shall act as Contractor’s Authorized Representative.”

4.	Article 7 Price Adjustment Provisions, Section 7.3 – [***]

5.
Article 8 Payments, Section 8.3 – [***] Price Payments. Section 8.3 is hereby amended to clarify [***] to the Exhibit F Milestone Payments. The third sentence of Section 8.3 is revised to read as follows:

[***]

6.
Article 22 Suspension and Termination, Section 22.3(c) -- Termination by Owners for Convenience. Section 22.3(c) is hereby amended to clarify the application of the termination fee. The second to last sentence in Section 22.3(c) is revised to read as follows:

[***]

7.
Article 27 Dispute Resolution, Section 27.3(a) – Resolution by Negotiation. Section 27.3(a) is hereby amended to replace “Contractor’s Project Director” with “Contractor’s Consortium Project Director,” as follows:

“As an express condition precedent  to commencement of any further proceedings with respect to a Claim (except as may be provided under any applicable lien statute), the Party making such Claim shall notify the Contractor’s Consortium Project Director or the Owners’ Authorized Representative, as the case may be, in writing of such Claim. The Contractor’s Consortium Project Director and the Owners’ Authorized Representative shall meet within

[***] of receipt of the written notice of such Claim for the purpose of attempting to resolve the Claim.”

8.
Article 28 Notices, Section 28.1 – General.  Section 28.1 is hereby amended to update the Persons and addresses for all notices, communications, and approvals required or permitted to be given thereunder, as follows:

“If to Owners:                           Southern Nuclear Operating Company, Inc.
Attn:    General Counsel
40 Inverness Center Parkway
Birmingham, AL 35242
Facsimile No.: see project correspondence routine
E-mail address: see project correspondence routine

With a copy to:                         Georgia Power Company
Attn:    General Counsel
241 Ralph McGill Boulevard
Atlanta, GA 30308
Facsimile No.: see project correspondence routine
E-mail address: see project correspondence routine

With a copy to Owners' Authorized Representative:

Contact information shall be included in the project correspondence routine or to such other address, attention, facsimile number or email address as such Party to whom such notice is to be addressed shall have hereafter furnished to the other Party in writing as provided in this Section 28.1.

If to Westinghouse:                   Westinghouse Electric Company, LLC
Attn:   Vice President, US AP1000 Projects Operations
Cranberry Headquarters
1000 Westinghouse Drive
Cranberry, PA 16066
Facsimile No.: see project correspondence routine
E-mail address: see project correspondence routine

With a copy to:                         Westinghouse Electric Company, LLC
Attn:    General Counsel
Cranberry Headquarters
1000 Westinghouse Drive
Cranberry, PA 16066
Facsimile No.: see project correspondence routine
E-mail address: see project correspondence routine

If to Stone & Webster:              Stone & Webster, Inc.
Attn:    Vice President, New Plants Program,
Power Group, Operations Management
228 Strawbridge Dr.
Moorestown, NJ  08057
Facsimile No.: see project correspondence routine
E-mail address: see project correspondence routine

With a copy to:	Stone & Webster, Inc.
Attn:  Division Legal Counsel
100 Technology Center Drive
Stoughton, MA  02072
Facsimile No.: see project correspondence routine
E-mail address: see project correspondence routine

With a copy to Contractor's Authorized Representative:

Contact information shall be included in the project correspondence routine or to such other address, attention, facsimile number or email address as such Party to whom such notice is to be addressed shall have hereafter furnished to the other Party in writing as provided in this Section 28.1.”

9.	Article 35 Federal Acquisition Regulations Requirements, Section 35.1 -- Inclusion of FARs. Section 35.1 is hereby amended to update the governing edition of the following FAR clause:

“(h)	52.225-11	Buy American Act (SEP 2010).”

10.	Exhibit F – Payment Schedules. [***] :

a.	[***] .

b.	[***] :

1.	[***] ;
2.	[***] .

c.	[***] .

11.	Exhibit G.2 – [***]. [***] :

[***]

12.       Miscellaneous

12.1	Capitalized terms used herein and not defined herein have the meanings assigned in the Agreement.

12.2
This Amendment No. 4 shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants contained in the Agreement, except as herein modified, shall be and shall remain in full force and effect.  The Parties hereto agree that they are bound by the terms, conditions and covenants of the Agreement as amended hereby.

12.3
The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the laws of the State of Georgia, without giving effect to the principles thereof relating to conflicts of laws.

12.4	Except as expressly provided for in this Amendment No. 4, all other Articles, Sections and Exhibits of and to the Agreement and guarantees associated with this Agreement remain unchanged.

12.5	This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment No. 4 as of the date first above written.

WESTINGHOUSE ELECTRIC COMPANY LLC

By:   /s/T. H. Dent
Name: T. H. Dent
Title:  VP & Consortium Director

Attest:    /s/Frank G. Gill
Its:  Commercial Director
(CORPORATE SEAL)

STONE & WEBSTER, INC.

By:    /s/R. M. Glover
Name: R. M. Glover
Title:  Authorized Representative

Attest:    /s/T. Jason Dunaway
Its:  Business Manager
(CORPORATE SEAL)

GEORGIA POWER COMPANY, as an Owner
and as agent for the other Owners

By:     /s/J. A. Miller
Name: Joseph (Buzz) Miller
Title: EVP Nuclear Development

Attest:     /s/Robert B. Morris
Its:  Assistant Treasurer
(CORPORATE SEAL)

Attachment to Amendment No. 4 of EPC Agreement (April 8, 2008)

F.2.1           [***]

[***] (1)

_____________________________
(1) 13 Page Schedule.